SMITH BARNEY INCOME FUNDS
on Behalf of
SMITH BARNEY MUNICIPAL HIGH INCOME FUND
(the "Fund")

Supplement dated October 8, 1998
to the Prospectus dated November 28, 1997

	The following replaces the information in the Prospectus under "Investment Objective and Management Policies - Certain
Investment Strategies - When Issued Securities "

When-Issued, Delayed Delivery, and Forward Commitment Transactions. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment or delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. The Fund will establish a segregated account with the Trust's custodian, PNC Bank, National Association ("PNC Bank") consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments provided that such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net asset value per share. Typically, no income accrues on securities a Fund has committed to purchase prior to the time of delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued or forward commitment securities before they are delivered, which may result in a capital gain or loss. Purchasing these securities can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.





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